SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549









FORM 8-K





Current Report Pursuant to Section 13 or 15(d) of

The Securities Act of 1934





Date of Report (Date of earliest event reported):



NOVEMBER 12, 1996







TENGTU INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)







DE                            33-27707         77-0407366

(State or other jurisdiction               (I.R.S. Employer

of incorporation or                        Identification No.)

organization)





19105 36th Avenue, Suite 207

Linwood, Washington   98037



Address of principal executive offices



Registrant's telephone number: (604)685-3234

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS



           On November 15, 1996, the Company, through its wholly-

owned subsidiary, Tengtu Enterprises Limited, a Barbadian

corporation, finalized the acquisition of a 49% interest in the profits of the Tengtu United Joint Venture, which, by agreement,

was made retroactive to September 30, 1996.  Effective as of

September 30, 1996, Tengtu China ceased business activities and transferred to Tengtu United the business referred to in the Tengtu

United Joint Venture Agreement dated June 30, 1996.



           The Joint Venture Agreement, and the Purchase Agreement

pursuant to which the Company acquired its interest in the Tengtu

United Joint Venture, initially required that the Company provide a minimum of $6,000,000 of capital to Tengtu United on or before

July 30, 1996, in order to cause the Joint Venture to be activated.

The parties to the Joint Venture Agreement subsequently agreed to reduce the minimum initial investment required to activate the

Joint Venture from $6,000,000 to $3,000,000, and to postpone the due date for completion of the minimum initial investment.  As of

November 15, 1996, the Company had provided approximately

$4,800,000.00 in capital to the Joint Venture.



           The funds used by the Company for completion of the

acquisition of its Joint Venture interest were net proceeds received by the Company from sale of units consisting of two common

shares and one warrant to purchase an additional share.  Under the terms of the Joint Venture Agreement, the Company is obligated,

on or before July 30, 1997,  to provide a minimum of not less than $12,000,000 in capital to the Tengtu United Joint Venture.

As of the date of this report on Form 8-K, the Company is

continuing with an offering of its securities to raise the additional funds needed for purposes of completion of its investment in the

Joint Venture.



           Disclosure is included in Item 5 of this report on Form 8-K concerning recent sales of equity securities by the Company that were not registered under the Securities Act, other than

unregistered sales made in reliance on Regulation S.  Disclosure concerning recent unregistered sales of equity securities by the

Company made in reliance on Regulation S is included in Item 9.



           Reference is made to the Company's report on Form 10-

KSB for the fiscal year ended June 30, 1996, for additional

disclosure concerning the terms of the Tengtu United Joint

Venture.



ITEM 5.  OTHER EVENTS.



The Company has made recent sales of equity securities that were not registered under the Securities Act, other than unregistered sales made in reliance on Regulation S.  No underwriter or

placement agent was involved, and no underwriting discounts or commissions were paid.  All sales were made directly by the

Company, through its officers and directors in reliance on

exemptions from registration provided by Section 4(2) and by

Regulation D under the Securities Act of 1933.



The securities sold were units.  Each unit consisted of two (2)

shares of the Company's common stock, and one (1) warrant to buy common stock at a price of $4.50 per share.  The warrant expires on August 30, 1997.  The units were offered and sold for a price of $4.50 per unit, payable in cash upon subscription, and each of the transactions was completed on November 21, 1996.



The name of each subscriber, the amount of securities sold, and the aggregate consideration received by the Company are as

follows:






                                           Number                Aggregate

Name                                       of Units              Consideration



Lancer Partners L.P.                       450,000               $2,025,000

Michael Lauer                               20,000               $   90,000



                      Totals               470,000               $2,115,000






ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS



(a) Financial statements of businesses acquired.



           It is impracticable at this time for the Company to provide the required audited financial statements for the joint venture business interest it has acquired.



           The required audited financial statements will be filed with the Securities and Exchange Commission as soon as practicable but not later than sixty (60) days after the due date of this report.



(b) Pro forma financial information



           It is impracticable at this time for the Company to provide the required pro forma financial information for the joint venture business interest it has acquired.



           The required pro forma financial information will be filed with the Securities and Exchange Commission as soon as

practicable, but not later than sixty (60) days after the date of this report.



(c) Exhibits



Exhibit 2.1 - Joint Venture Agreement

Exhibit 2.2 - Purchase Agreement





ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO

REGULATION S.



The Company has made recent unregistered sales of equity

securities in reliance upon the exemption from registration

provided by Regulation S under the Securities Act.  All of such sales made by the Company on or after November 3, 1996, are

required to be reported on Form 8-K.  Regulation S sales made prior to November 3, 1996, are not required to be reported, but are included in the table below.



No underwriter or placement agent was involved in any of the sales, and no underwriting discounts or commissions were paid.

All sales were made directly by the Company, through its officers and directors.



The securities sold were units.  Each unit consisted of two (2)

shares of the Company's common stock, and one (1) warrant to buy common stock at a price of $4.50 per share.  The warrant expires on August 30, 1997.  The units were offered and sold for a price of $4.50 per unit, payable in cash upon subscription.



Each of the following sales of units was completed by the

Company on November 12, 1996.  The name of each subscriber,

the amount of securities sold, and the aggregate consideration received by the Company from such sales, are as follows:






                                           Number                Aggregate

Name                                       of Units              Consideration



Andrew Petrick                             17,000                $ 76,500

Brain-Bride, Ltd.                          33,333                $150,000

Gerlach & Co                               11,000                $ 49,500

Parslee Holdings, Inc.                     33,333                $150,000

Jones Gable & Company                      50,000                $225,000

Worldsec Nominees

 Int'l #1                                  11,000                $ 49,500

Worldsec Nominees

 Int'l #2                                  11,000                $ 49,500

Cyril M.F. Yap                             22,000                $ 99,000

Michael Roderick

 MacKenzie                                 22,000                $99,000

Origin Capital

 Investment Club                           50,000                $225,000

827376 Ontario Ltd                         33,333                $150,000



                      Totals               293,999               $1,223,000










Each of the following sales of units made by the Company in

reliance on Regulation S, was completed prior to date upon which the Company became obligated to report such sales on Form 8-K.

The name of each subscriber, the date of the transaction, the amount of securities sold, and the aggregate consideration received by the Company from such sales, are as follows:








Name and                         Number of            Aggregate

Date                             Units                Consideration



Lancer Offshore Inc

9/16/96                          150,000              $675,000

Gerlach & Co

9/16/96                          100,000              $450,000

Royter Nominees

9/27/96                          111,111.5            $500,000

Strategic Lines

Asset Management

Limited

10/11/96                         200,000              $900,000

Beacon Trading

Limited

10/11/96                         66,000               $297,000

Royter Nominees

10/23/96                         111,111.5            $500,000

Commercial Union

Trust S.A.

10/23/96                         80,000               $360,000



                      Totals     818,223              $3,682,000






SIGNATURES







Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the

undersigned hereunto duly authorized.

                                                      TENGTU INTERNATIONAL

CORP.

                                                      (Registrant)





November 12, 1996                                     /s/ Pak Cheung, Chairman

(Date)                                                (Signature)*



*Print name and title of signing officer under his signature.



EXHIBIT 2.1 JOINT VENTURE AGREEMENT



THIS AGREEMENT ("Agreement") is dated for reference the

30th day of July, 1996



BETWEEN:



BEIJING TENGTU CULTURE & EDUCATION ELECTRONIC

DEVELOPMENT CO. LTD. a Chinese Company duly

incorporated under the laws of China and having an office in

Beijing China.  ("Party A")



AND:



TENGTU ENTERPISES LIMITED, a Company duly incorporated

under the laws of Barbados with offices at Beckwith House Hinks and Prince Albert Streets Bridgetown Barbados.  ("Party B")



(Party A and Party B are collectively called "the Parties")



BEIJING TENGTU UNITED ELECTRONICS DEVELOPMENT

CO LTD a Chinese Foreign Joint Tengtu United with offices at

___  (Tengtu United)



WHEREAS;



A.  Party A has acquired certain license and rights as described on

Schedule A (Rights) in connection with its principal business

(Business) being the production and distribution of educational software in China to the elementary, middle and junior schools

(Schools System).



B.  Party A is controlled by three Chinese state organizations

Legend Group Co., Taiji Computer Corporation, and Great Wall

Computer Group Co (Chinese Principals).



C.  Tengtu United is a Chinese Foreign Joint venture that is authorized to assume the Business of Party A with foreign

investors upon certain financial commitments being made by Party

B as described herein.



D.  Blue Lake Industries Ltd a Washington State Company was

approved by MOFTEC as a foreign investor in Tengtu United on

June 12th 1995 (Effective Date) and has under separate agreement effective July 30th 1996 assigned its interests to Party B.



E.  The parties hereto have agreed to form this joint venture upon entering this agreement which sets out the terms and conditions under which Tengtu United will operate the Business.



NOW THEREFORE IN CONSIDERATION of the mutual

promises contained herein, the parties hereto agree as follows:



1.2  PURPOSE AND SCOPE



Tengtu United has been formed to carry on the Business of Party

B to:



(a)  produce and distribute in China by the year 2001 5,000

electronic educational software titles in accordance with the Rights;



(b)  produce and distribute animated cartoons in association with

Chinese animation companies and as permitted by law;



(c)  be a gateway for electronic publishing in China;



(d)  engage in such other activities as are reasonably incidental to the foregoing.



1.3  SCOPE OF AUTHORITY



Except as otherwise expressly and specifically provided in this

Agreement, neither Party A or Party B shall have the authority to act for or assume any obligations or responsibility on behalf of the other or Tengtu United.  Neither Party A or Party B shall be liable to each other for any expense, damage, loss or liability as may be caused by the gross negligence or willful neglect of that other or by a failure by that other to carry out the obligations of the other under this Agreement.  This Agreement shall be not deemed to create a general partnership between Party A or party B it respect to any activities whatsoever.



1.4  PRINCIPAL PLACE OF BUSINESS



The principal place of business of the Tengtu United shall be in

Beijing China however the principal place of business may be changed at any time by a resolution of the Board.



1.5  TERM



The term of the Tengtu United will commence as of the date

hereof and shall continue, for a term no less than 20 years from the Effective Date unless sooner terminated, in accordance with other provisions of this Agreement ("Term").



2.  Responsibilities of Party A:



(a)  To transfer and assign the Rights to Tengtu United;



(b)  To transfer and assign the Tiles and all work in progress in new titles to Tengtu United;



(c)  To transfer and assign all material contracts used in the

Business to Tengtu United;



(d)  To allow Tengtu United to use all equipment including

computer work stations that Party A used in the Business at no cost;



(e)  To stop all operational activities in connection with the

Business; and



(f)  To assist Tengtu United in securing future rights that relate to its Business and assist Tengtu United to maintain good relations between Tengtu United and all governmental and state agencies.



3.  Responsibliites of Party B:



(a)  To pay to Tengtu United the sum of $12,000,000 US as

follows:



           (i)  6,000,000 on or before July 30th 1996; and

           (ii) $6,000,000 on or before July 30th 1997 failing which

interest will be paid to Tengtu at the rate of 1% over the average

Labor rate (Interest) over the period that the said funds are in default and if the said funds are not paid by January 1st 1998 then

Party B's percentage in Tengtu United will reduce by an amount equivalent to the percentage of the amount actually contributed less interest over $12,000,000.



MANAGEMENT



3.1  DIRECTORS



(a)  The Parties agree that the Board of Directors (Board) of

Tengtu Unite will consist of equal representation where Party A selects the Chairman of Tengtu United and Party B selected the

President of Tengtu United.



(b)  The Parties agree that the Board of Directors will create a

Board composed of an equal representative of each Party or so many more thereafter as the Tengtu United agree.



(c)  The quorum at any meeting of the Board shall be two persons,

provided each of Party A and B is represented by its

representative(s).



(d)  A resolution of the Board shall be passed by a majority vote and each representative is entitled to one vote.



3.2  MEETINGS OF THE BOARD



(a)  The Boardshall convene and meet as needed.



(b)  Any action required to betaken by the Board may be taken without a meeting if all the members of the Board entitled to vote thereon consent in writing to such action, whether such written consent shall be in the form of a handwritten, typewritten or in the form of a telecopy of a signed copy.



(c)  The Board in conducting any meeting may,in lieu of a face to face meeting, conduct such meeting by conference telephone or other communications facility by means of which all persons

participating in the meeting can hear and speak to each other.



3.3  DUTIES OF THE BOARD



Except as otherwise expressly provide, the overall management and control of the affairs of the Tengtu United shall e vest in the

Board which shall have control over the day to day business faa the Tengtu United, including the power oft assign duties, approve budgets, sign contracts, pay accounts and assume direction of business operations subject to the specific control of the Tengtu

United.



3.4  MANAGER OF THE TENGTU UNITED



Except as otherwise expressly provided herein, the day to day management of the Tengtu Untied may be undertaken by the

President and a General Manager who will be appointed from time to time by the Board.



3.7  OTHER BUSINESS ACTIVITIES



The Tengtu China may engage in or possess any interest in any other business of any nature or description EXCEPT any business that competes directly or indirectly with Tengtu United

independently or with others.



4.  PROPRIETARY RIGHTS



The Parties agree that Tengtu United absolutely retains ownership to the Rights and any rights or technologies hereafter acquired and or developed.



5.  CONFIDENTIALITY



(a)  Each Party from time to time shall disclose to the other and to

Tengtu United orally or in writing, any Confidential Information which is necessary for the Business.  If such disclosure is made in writing, it shall be marked with a legend "Confidential."



(b)  Each Party will also treat all Confidential Information developed within the Tengtu United as if it were the Tengtu

United's own Confidential Information.



6.  CAPITAL, DISTRIBUTIONS AND COSTS



6.1  PERCENTAGE INTEREST



Except as hereinafter provided, the Parties agree that they have the following interests ("Percentage Interest") in Tengtu United: Party

A - 51% and Party B - 49%

and that, save and except as otherwise provided herein, they shall each share in the profits or losses of the Tengtu United and in all distributions of assets of the Tengtu United in accordance with their respective Percentage Interests.



6.2  NO INTEREST ON CAPITAL



No interest shall be paid upon any contributions to the capital of the Tengtu United nor upon any undistributed or reinvested income or profits of the Tengtu United.



6.3  WITHDRAWALS OF CAPITAL



Except as otherwise provided herein, no portion of any capital of the Tengtu United may be withdrawn at any time without the

express consent of the Board to be given by resolution.  Upon the termination of the Tengtu United, the Tengtu United's capital shall be distributed pursuant to this agreement.



6.4  DISTRIBUTIONS



(a)  Not more than 30 days following the end of each fiscal quarter the Board shall, by resolution, determine from the net cash flow of the Tengtu United the cash available for distribution (the "Cash

Available for Distribution").



(b)  The Cash Available for Distribution shall be distributed to the

Parties by resolution of the Board in accordance with each parties

Percentage Interest.



7.0  ACCOUNTING



7.1  BOOKS AND RECORDS



The Board shall appoint an international outside audit firm to report on the affairs of Tengtu United.  Internally it shall cause accurate books and records of account to be prepared and

maintained and in which shall be entered all matters relating to the

Tengtu United, including all income, expenditures, assets and liabilities thereof.  Such books and records of account shall be kept in accordance with generally accepted accounting principals and practices and shall be adequate to provide each Party with all financial information as may be needed by them or an affiliate for purposes of satisfying the financial reporting obligations of each

Party or its respective affiliate which in the case of Party B requires quarterly reporting.  Said books and records of account shall be open to examination and/or audit by any of the Partys or their authorized representatives at all reasonable times during normal business hours.  Any expense for such examination and/or audit shall be born by the Tengtu United causing it to be

conducted.



7.2  FISCAL YEAR



The fiscal year end of the Tengtu United shall be determined by resolution of the Board.  If the Tengtu United shall terminate for any reason provided herein, the period following the last day of the fiscal year of the Tengtu United first preceding the date of such termination and ending on the date of such termination, shall also be deemed to be a fiscal year of the Tengtu United.



7.3  BANK ACCOUNTS



Funds of the Party B shall be deposited in an account(s) in the name of the Tengtu United and in a bank(s) approved by the

Board.  The designate of the Board may draw against such

accounts for any purpose permitted by this Agreement in

accordance with a Board resolution.



8.0  SALE AND TRANSFER



8.1  GENERAL



Except as expressly permitted herein no Party may mortgage,

charge or otherwise encumber, or suffer any third party to

mortgage, charge or otherwise encumber, any part or all of its interest in the Tengtu United ("Interest") unless approved by the other Party such approval not to be unreasonably withheld.



8.2  SALE TO AFFILIATE



A Party may sell, transfer or otherwise dispose of the whole or any part of is Interest to an affiliate provided that the Party and the affiliate enter into an agreement with the other Tengtu United that:



(a)  an affiliate will remain such so long as the affiliate holds the

Interest or any part thereof;



(b)  prior to the affiliate ceasing to be such, the affiliate will transfer its Interest back to the Party or to another affiliate of the

Party provided that such other affiliate enters into a similar agreement with the other Party; and



(c)  the affiliate will otherwise be bound by and have the benefit of the provisions of this Agreement.



9.0  DEFAULT AND DISSOLUTION



9.1  The occurrence of any of the following events shall constitute an event of default ("Event of Default") hereunder:



(a)  the failure by a Party to make any capital contribution as required in herein;



(b)  any transfer by a Party of its Interest hereunder, except as may be permitted herein;



(c)  a general assignment by a Party for the benefit of creditors;



(d)  the filing by a Party of a petition of Bankruptcy which petition remains undismissed and undischarged for a period of 90 days.



(e)  default in performance of any other material agreements of a

Party herein if the default continues for a period of 60 days following written notice of such default, except that an Event of

Default shall not be deemed to have occurred if any such default is of a non material nature or that it reasonable requires more than

60 days to cure, and is capable of being fully cured within a reasonable time, and the defaulting Party is diligently proceeding to cure said default.



9.2  CAUSES OF DISSOLUTION



The Tengtu United shall be dissolved in the event that:



(a)  an Event of Default has occurred and the non-defaulting Party elects to dissolve the Tengtu United as provided herein;



(b)  the Board determines by resolution to terminate the Tengtu

United;



(c)  the Tengtu United by its terms is terminated.



9.3  ELECTION



(a)  If an Event of Default has occurred, the non-defaulting Party,

it it so notifies the defaulting Party within thirty (30) days after acquiring knowledge of such Event of Default, may elect to

terminate the said Party pursuant to this Agreement;



(b)  The election shall be exercised by written notice.  No waiver of any right to so elect upon a subsequent or continuing default of the same or different nature shall be implied from any failure on the part of a non-defaulting Party to make the election permitted by agreement as a result of any prior Event of Default.



9.4  PROCEDURE IN DISSOLUTION AND LIQUIDATION



(a)  Upon the election of a Pary to dissolve the Tengtu United pursuant to this agreement or upon the occurrence of any other event Tengtu United shall immediately commence to wind up its affairs and the Party shall proceed with reasonable promptness to liquidate the business of Tengtu United.  To the extent the Tengtu

United is not completely liquidated within a reasonable time (not to exceed 36 months) from the date of the election to dissolve, the remaining assets shall forthwith be disposed of at a public sale.



(b)  During the period of the winding up of the affairs of the

Tengtu United, the Board shall continue to manage the affairs of the Tengtu United.



(c)  Profits and losses of the Tengtu United shall be determined as of the end of the period of winding up in accordance with the provisions of this Agreement and shall be credited or charged to each Party in the same manner as profits and losses of each Party would have been credited or charged if there were no dissolution and termination.



(d)  The assets of the Tengtu United shall be applied or distributed in liquidation in the following order of priority:



           (i)  to creditors of the Tengtu United other than Tengtu

Uniteds in payment of debts and obligations of the Tengtu United;



           (ii)  to each Party as return of any capital; and



           (iii) to each Party in accordance with their Percentage

Interest.



10.  SETTLEMENT OF DISPUTES AND GOVERNING LAW



10.1  In the event a disput arises in connection with the

interpretation or implementation of this Agreement, the parties to the disputed shall attempt in the first instance to resolve such dispute through amicable consulations.  If the dispute cannot be resolved in this manner within thirty(30) days after first

conferring, then any of all parties to the dispute may refer the dispute to arbitration in beijing Internation Arbitration Committee

("Committee").  The number of arbitrators shall be three.  The arbitration proceedings shall be conducted in the Chinese language.



10.2  Any award of the arbitrators shall be final and binding on the parties.  The costs of arbitration shall be borne by the losing party, unless the arbitrators determe that this would be inequitable.

The parties agree and recognize that any award of the arbitrators shall be recognizable and enforceable in any court having

jurisdiction over the party against whom the award was rendered,

and also wherever assets of such party are located.



10.3  The legal relations between the parties under this contract shall be interpreted in accordance with the substantive laws of

China.  Any disputes between the parties concerning their legal obligations arising under this contract which are submitted to arbitration pursuant to this clause shall be decided pursuant to the substantive laws of China.



11.0  GENERAL PROVISIONS



11.1  COMPLETE AGREEMENT



This Agreement constitutes the entire agreement between the

Parties and supersedes all agreements, representations, warranties,

statements, promises and understandings, whether oral or written,

with respect to the subject matter hereof, and neither Party shall be bound by or charged with any oral or written agreements,

representations, warranties, statements, promises or understandings not specifically set forth in this Agreement.  This Agreement may not be amended, altered or modifies except in crititn, signed by each of the Parties.



12.0  NOTICE



12.1  Notices as to disputes or termination to be given under this

Agreement shall be signed by the party giving such notice and mailed by certified or registered mail, addressed to the party to be notified at its then current business adress as set forth at the beginning of this Agreement or as subsequently changed by giving notice.  Notice as to address changes, priocing changes,  warranty changes and other matters relating to policy and business may by given to such addresses, by facsimile transmission, telex, telegram or first class mail.  Notices by mail shall be deemed given three days after mailing.



12.3  LAWYERS FEES



Should any litigation be commenced between the Parties or their representatives or should any Party institute any proceedings in a bankruptcy court which has jurisdiction over any other Party or any or all of its property or assents concerning any provision of this Agreement or the rights and duties of any person or entity in relation thereto, the Party prevailing in such litigation shall be entitled, in addition to such other relief as may be granted, to a reasonable sum as and for its attorney's fees and court costs in such litigation which shall be determined by the court in such litigation or in a separate action brought for that purpose.



12.4  VALIDITY



In the event that any provision of this Agreement shall be held to be invalid, the same shall not affect in any respect whatsoever the validity of the remainder of this Agreement.



12.5  SURVIVAL OF RIGHTS



Except as provided herein to the contrary, this Agreement shall be binding upon and enure to the benifit of the Parties their respective successors, heirs and permitted assigns.



12.6  GOVERNING LAW



This Agreement has been entered into in the China and all

questions with respect to the Agreement and the rights and

liabilities of the Parties shall be governed by the laws of China and this agreement shall be written in both Chinese and English and both contracts shall have equal force and if an inconsistency then such shall be resolved by arbitration under the arbrittration provision hereunder



12.7  WAIVER



No consent to or waiver of, express or implied, by any Party of any breach or default in the performance by a Party of any term of this Agreement shall be deemed to be a waiver of the same or any other obligations of such Party hereunder.  Failure on the part of any Party to complain of any act or failure to act of the other

Party or to declare the other Party in default, irrespective of how long such failure continues, shall not constitute a waiver by such

Party of its rights hereunder.



IN WITNESS WHEREOF the Parties have executed or caused this

Agreement to be executed by their duly authorized officers as of the day and year first above written.







BLUE LAKE INDUSTRIES LIMITED in the presence of:

/s/

Authorized Signatory



BEIJING TENGTU CULTURE

EDUCATION ELECTRONIC

DEVELOPMENT CO LTD

in the present of:







/s/

Authorized Signatory



BEIJING TENGTU UNITED

ELECTRONICS DEVELOPMENT CO LTD

in the presence of:



/s/

Authorized Signatory




EXHIBIT 2.2 PURCHASE AGREEMENT

PURCHASE AGREEMENT



THIS AGREEMENT ("Agreement") is dated for reference the

30th day of July, 1996



BETWEEN:



BLUE LAKE INDUSTRIES LIMITED a Washington State

company with offices at #207 19105 36th Ave Lynwood, WA

98037

("Blue Lake")



AND:



TENGTU ENTERPISES LIMITED, a Company duly incorporated

under the laws of Barbados with offices at Beckwith House Hinks and Prince Albert Streets Bridgetown Barbados.

("Tengtu")



TENGTU INTERNATIONAL CORP. a Delaware company with

offices in Lynwood Washington State

("Company")



WHEREAS;



A.         Blue Lake has been contributing financing and management

to BEIJING TENGTU EDUCATION & CULTURE

ELECTRONICS DEVELOPMENT CO. LTD a Chinese State

owned Company (Tengtu China).



B.         In consideration of Blue Lake's contribution to Tengtu

China they have formed a foreging joint comany called BEIGJIN

TENGTU UNITED ELECTRONICS DEVELOPMENT CO

(Tengtu United) in which Bluelake owns 49% (Interest).



C.         The Company is a public Delaware company that through

its wholly owned subsidiary, Tengtu, has agreed to purcahse from

Bluelake the Interest in accordance with the terms of this

agreement.



NOW THEREFORE IN CONSIDERATION of the mutual

promises contained herein, the parties hereto agree as follows:



1.         Blue Lake hereby sels and the Company hereby Agrees to

purchase the Interest in consideration for (I) issuing to Bluelake or its nominees 2,000,000 fully paid and non assessable common

shares in Tengtu (Shares) (ii) by payment of $100,00 (US) and covenanting to provide $12,000,000 to Tengtu United as described in the JV Agreement



2.         Blue Lake warrants and represents to Tengtu as follows:



(a)        Tentu United has certain rights granted to it as described in the attached Schedule B (Licenses);



(b)        Tengtu United ahs the requisite authority to engage in all of the business activities of Tengtu China;



(c)        Tengtu United is a permitted assignee of the Licences and

upon reciept of no less than $6,000,000 required under the JV

Agreement Tengtu China will cease all of its business activity and transfer to Tengtu United those assets described in the JB

Agreement; and



(d)        BlueLake is the sole party that is authorized by Tengtu

China to raise the capital and negotiate with potential investors.



2.         Tengtu hereby agrees to issue and allot 2,000,000 common

shares issued pursuant to Section 4(ii) of the Securities and

Exchange Act of 1993 (Act).



3.         The Company warrants and represents to Blue Lake that:



(a)        it is duly incorporated under the laws of the State of

Delaware;



(b)        it is authorized to issue 500,000,000 common shares

ofwhich no more than 14,000,000 shares have been issued;



(c)        it is duly auhtorized to enter this agreement and by so

doing does not breach any other agreement; and



(d)        it has raised or has commitments from bona fide persons of no less than $12,000,000 US for Tengtu United.



4.         Tengtu covenants and agrees to enter the JV Agreement

with Tengtu China the form of which is attached hereto and forms part of this agreement and the Company agrees to provide capital to Tengtu United of not less than $12,000,000.



5.         Blue Lake agrees to enter any further agreements that may

be necessary to give effect to the intent and spirit of this agreement.



6.         This agreement shall enure to the benefit of the parties

ehreto and their permitted successors and assigns.



IN WITNESS WHEREOF the Tengtu United have executed or

caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.



BLUE LAKE INDUSTRIES LIMITED was hereunto affixed in the

presence of: /s/ Authorized Signatory



TENGTU ENTERPRISES LIMITED was hereunto affixed in the

presence of: /s/ Authorized Signatory



TENGTU INTERNATIONAL CORP. was hereunto affixed in the

presence of: /s/ Authorized Signatory



                                            SCHEDULE B



(a)        to produce and distribute in China by the year 2001 5,000

electronic educational software titles in accordance with the Rights;



(b)        to produce and distribute animated cartoons in association with Chinese animation companies and as permitted by law;



(c)        to be a gateway for electronic publishing in China;



(d)        to engage in such other activities as are reasonably

incidental to the foregoing.